EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with Annual Report of New Dragon Asia Corp. (the "Company") on Form 10-K for the period ended December 25, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Heng Jing Lu, Chief Executive Officer of the Company certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Heng Jing Lu                                     Date: April 8, 2004
-----------------------
Heng Jing Lu
Chief Executive Officer